EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Annual Report on Form 10-KSB for the period ended December 31, 2006 as filed with the Securities and Exchange Commission (the "Report") by Intra-Asia Entertainment Corporation (the "Registrant"), I, Stanley Wu, Chief Executive Officer of the Registrant, hereby certify that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.	The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of Registrant.

/s/ Stanley Wu
Name: Stanley Wu
Title: Chief Executive Officer

Dated: April 17, 2007